UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 12, 2020

                       PURE HARVEST CANNABIS GROUP, INC.
                  --------------------------------------------
                (Name of registrant as specified in its charter)

      Colorado                 333-212055                    71-0942431
---------------------     ------------------     ------------------------------
State of Incorporation    Commission File No.    IRS Employer Identification No.

                          2401 E. 2nd Avenue, Suite 600
                                Denver, CO 80206
                           --------------------------
                     Address of principal executive offices

                                 (800) 924-3716
                              --------------------
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class   Trading Symbol   Name of each exchange on which registered
-------------------   --------------   -----------------------------------------
       None                N/A                         N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]



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Item 8.01   Other Events

     On February 12, 2020, the Company entered into an Operating Agreement with Dr. James Rouse, N.M.D. regarding the ownership, operation, and management of Love Pharm, LLC. Love Pharm was organized to formulate, develop, manufacture, and brand hemp/CBD products for sale and distribution as well as to form a multi-channel media platform for public and patient education regarding the endocannabinoid system utilizing Dr. Rouse's name, public image and his extensive experience and expertise in medicine and entrepreneurship. Under the Operating Agreement between the Company and Dr. Rouse, the Company owns 51% of Love Pharm and has a right of first refusal to purchase the remaining 49% of Love Pharm from Dr. Rouse. Additionally, Dr. Rouse will be added to the Company's Advisory Board as the Health, Wellness & Lifestyle Advisor. Dr. Rouse will receive 100,000 shares of the Company's common stock for services provided to the Company. As of May 18, 2020, Love Pharm is in the process of product creation and had not generated any revenue.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 18, 2020.

                                    PURE HARVEST CANNABIS GROUP, INC.


                                    By: /s/ Matthew Gregarek
                                        --------------------------------
                                        Matthew Gregarek
                                        Chief Executive Officer











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